Contingent liabilities and commitments	12 Months Ended
Dec. 31, 2022
Disclosure of contingent liabilities [abstract]
Contingent liabilities and commitments	Contingent liabilities and commitments
Accounting for contingent liabilities
Contingent liabilities are possible obligations whose existence will be confirmed only by uncertain future events and present obligations where the transfer of economic resources is uncertain or cannot be reliably measured. Contingent liabilities are not recognised on the balance sheet but are disclosed unless the likelihood of an outflow of economic resources is remote.
The following table summarises the nominal principal amount of contingent liabilities and commitments which are not recorded on-balance sheet:

	Barclays Bank Group
	2022	2021
	£m	£m
Guarantees and letters of credit pledged as collateral security	17,700	15,759
Performance guarantees, acceptances and endorsements	8,100	7,987
Total contingent liabilities and financial guarantees	25,800	23,746
Of which: Financial guarantees carried at fair value	1,423	231

Documentary credits and other short-term trade related transactions	1,748	1,584
Standby facilities, credit lines and other commitments	333,229	282,867
Total commitments	334,977	284,451
Of which: Loan commitments carried at fair value	13,471	18,571
Provisions for expected credit losses held against contingent liabilities and commitments equal £532m (2021: £499m) for Barclays Bank Group and £403m (2021: £420m) for Barclays Bank PLC and are reported in Note 23.
Further details on contingent liabilities relating to legal and competition and regulatory matters can be found in Note 25.